SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1175427
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5319 Highway 153,

Chattanooga, Tennessee 37343

(Address of principal executive offices)

(423) 385-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5.                    Other Events.

On April 25, 2003, the Registrant issued a press release reporting the promotion of Greg Jones, Frank Hughes and Jerry Lee.

Item 7.                    Financial Statements and Exhibits.

(c)                                  Exhibits

99.2                                                                           Press release dated April 25, 2003 reporting the promotion of Greg Jones, Frank Hughes and Jerry Lee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.

Date: April 25, 2003	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press release dated April 25, 2003 reporting the promotion of Greg Jones, Frank Hughes and Jerry Lee.